UNION BAY PROJECT – OPTION AGREEMENT

DATED:

OCTOBER 1st, 2002

BETWEEN:

FREEGOLD VENTURES LIMITED AND FREEGOLD RECOVERY USA

AND

PACIFIC NORTH WEST CAPITAL CORP.

#

UNION BAY  PROJECT

PROPERTY OPTION AGREEMENT

THIS OPTION AGREEMENT is made as of the 1st  day of October, 2002

BETWEEN:

FREEGOLD VENTURES LIMITED, a  company duly incorporated pursuant to the laws of British Columbia and having an office at 2303 West 41st Avenue, Vancouver, British Columbia, Canada, V6M 2A3 AND FREEGOLD RECOVERY USA,   a company duly incorporated pursuant to the laws of Nevada and having an office at 2303 West 41st Avenue, Vancouver, British Columbia, Canada, V6M 2A3

(hereinafter collectively referred to as the “Optionor”)

OF THE FIRST PART

AND:

PACIFIC NORTH WEST CAPITAL CORP. a company duly incorporated pursuant to the laws of Alberta and having an office at 2303 West 41st Avenue, Vancouver, British Columbia, Canada, V6M 2A3

(hereinafter referred to as “PFN”)

OF THE SECOND PART

RECITALS

WHEREAS the Optionor is the recorded and beneficial owner of a 100% interest in certain mineral claims situated in South East Alaska, United States of America and more particularly described in Schedule “A” attached hereto and made a part of this Option Agreement (hereinafter collectively called the “Property).

AND WHEREAS the Optionor has agreed to grant to PFN an option to acquire a fifty (50%) per cent interest in and to the Property;

NOW THEREFORE THIS OPTION AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and the payment of $10.00, the prior receipt and sufficiency of which is hereby acknowledged by the Optionor and subject to the terms and conditions hereafter set forth, the Optionor and PFN (hereinafter collectively referred to as the “Parties”) hereto agree as follows:

1.

GRANT OF OPTION

1.1

The Optionor hereby grants to PFN the exclusive right and option (the “Option”) to acquire a 50% undivided interest in and to the Property by PFN allotting and reserving for issuance to the Optionor 60,000 free trading (except for any applicable resale restrictions which may be imposed by any regulatory authority having jurisdiction), common shares in the capital of PFN to be paid and issued to the Optionor as follows:

SHARES

Within 5 days regulatory approval of this Option Agreement	30,000

On or before the 1st Anniversary of the approval date of this Option Agreement	30,000

TOTAL SHARE PAYMENTS	60,000

 This Agreement including the above share payments, is subject to PFN receiving regulatory approval from The Toronto Stock Exchange (TSX).

1.02

Upon execution of this Option Agreement PFN must subscribe for ITF shares at the a price $ 0.45 per share for a total value of $165,000. PFN has issued these funds.

1.03

PFN will also make the following cash payments.

CASH

On or before July 1st, 2003	$20,000

On or before July 1st, 2004	$20,000

On or before July 1st, 2005	$30,000

On or before July 1st, 2006	$30,000

TOTAL CASH PAYMENTS	$100,000

All references to currency in this Agreement are in Cdn $, unless expressly referred to as otherwise.

1.04

PFN is also required to complete the following Exploration Expenditures on the Property in order to exercise the Option:

On or before July 1st, 2003	$30,000

On or before July 1st, 2004	$30,000

Minimum aggregate expenditure on or before July 1st, 2005	$400,000

Minimum aggregate expenditure on or before July 1st, 2006	1,000,000 (total)

, PFN is responsible for the payment of the annual rents due on the Property. These rental payments shall be made on or before August 1st and such amounts shall be deemed to eligible Exploration Expenditures. PFN must however spend $30,000 in exploration costs in addition to rental costs prior to July 1st, 2003, and an additional $30,000  in exploration costs in addition rental costs prior to July 1st, 2004.

105

In this Option Agreement, “Exploration Expenditures” means all costs and expenses, however denominated, incurred by the Optionee on or in connection with the exploration and development and rehabilitation of the Property and includes all costs required to maintain the Property in good standing in accordance with the laws of the jurisdiction in which the Property is situated including rental payments and an overhead charge of 10% applied to all other costs and expenditures.

2.

OPTION ONLY

2.01

This Option Agreement represents an option only and PFN is under no obligation to the Optionor other than the subscription for ITF shares referred to in section 1.02.  Any further performance under the terms of this Option Agreement by PFN is expressly at the election of PFN.

3.

EXERCISE OF OPTION AND NET SMELTER RETURNS ROYALTY

3.01

PFN shall have exercised the Option and shall have earned and acquired a 50% interest in and to the Property by having subscribed in the amount of an aggregate total of $165,000 for shares of ITF as per Clause 1.02, issue an aggregate of 60,000 shares in the capital of PFN and by having made the Optionor the cash payments and completed the exploration expenditures in sections 1.02 and 1.03.  Upon vesting with a 50% interest PFN may elect within 45 days to increase its interest to 60% by completing a Feasibility Study within 12 months of having vested. Upon vesting with a 60% interest PFN may elect within 90 days to earn a 70% interest in the property by placing the property into Commercial Production within 2 years from the date of this election. In the event that the bankable feasibility study indicates an IRR in excess of 15%  PFN agrees to make cash payments in the amount of $50,000 per year for each year the project is delayed from being placed into Commercial Production.

3.02

PFN shall be under no obligation whatsoever to place the Property into Commercial Production and in the event it is placed into Commercial Production, PFN shall have the right, at any time, to curtail or suspend such operation as it, in its sole and absolute discretion, may determine.

4.

TRANSFER OF TITLE

4.01

Following the exercise of the Option by PFN the Optionor shall transfer the relevant interest in the Property to PFN and provide to PFN documentation to that effect within 30 days of PFN requesting the transfer in writing.

5.

AREA OF INTEREST

5.01

The Area of Interest is defined as the Area within 5 miles of the perimeter of the current Property boundary.

6.

OPERATOR

6.01

PFN is the program Operator.  Programs and budgets will be approved at the sole discretion of the Operator.

7.

RIGHT OF ENTRY

7.01

During the tenure of this Option Agreement and prior to the exercise of the Option, PFN, its servants, agents and workmen and any persons duly authorized by PFN, shall have the right of access to and from the Property and subject to paragraph 12.01 hereof, have the sole and exclusive right to enter upon and take possession of and prospect, explore, and develop the Property in such a manner as PFN in its sole discretion may deem advisable.

8.

REPRESENTATIONS AND WARRANTIES OF THE OPTIONOR

8.01

The Optionor hereby represents and warrants to PFN that:

a)

the Optionor is the recorded and beneficial owner of a 100% interest in and to the Property except for any native land claim issues which may arise affecting the title and ownership of the Property;

b)

to the best of the Optionor’s knowledge there are no environmental liabilities currently associated with the property.

c)

to the best of the Optionor’s knowledge, the Claims comprising the Property have been validly located and are now duly recorded and in good standing in accordance with the laws in effect of the jurisdiction in which the Claims are situated;

d)

the entering into this Option Agreement does not conflict with any applicable law nor does it conflict with, or result in a breach of or accelerate the performance required by any contract or other commitment to which it is party or by which its bound;

e)

the Optionor has the exclusive right to enter into this Option Agreement and all necessary authority to assign to PFN a 70% undivided right, title and interest in and to the Property in accordance with the terms and conditions of this Option Agreement;

f)

the Optionor currently has the exclusive right to receive 100% of the proceeds from the sale of minerals, metals, ores or concentrates removed from the Property;

g)

other than as disclosed in this Option Agreement, the Property is free and clear of all liens and encumbrances:

h)

the Optionor has advised, and provided to PFN all technical information relating to the mineral and economic development potential of the Property of which the Optionor has knowledge and access to.

8.02

The representations and warranties hereinbefore set out are conditions upon which PFN has relied on entering into this Option Agreement and shall survive the exercise of the Option and the Optionor hereby forever indemnifies and saves PFN harmless from all loss, damage, costs, actions and suits arising out of, or in connection with, any breach of any representation or warranty made by it and contained in this Option Agreement.

9.

REPRESENTATIONS AND WARRANTIES OF PFN

9.01

PFN represents and warrants to the Optionor that:

a)

it has full corporate power and authority to enter into this Option Agreement; and

b)

the entering into of this Option Agreement does not conflict with any applicable laws or with its charter documents nor does it conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which it is party or by which it is bound.

9.02

The representations and warranties hereinbefore set out are conditions upon which the Optionor has relied on entering into this Option Agreement and shall survive the exercise of the Option and PFN hereby indemnifies and saves the Optionor harmless from all loss, damage, costs, actions and suits arising out of, or in connection with, any breach of any representation or warranty made by it and contained in this Option Agreement.

10.

COVENANTS OF OPTIONOR

10.01

The Optionor hereby covenants with and to PFN that:

a)

it will, within 15 days of the execution and delivery of this Option Agreement, provide PFN with all technical data in its possession or over which it has control relating to the Optionor’s or any other parties current and previous exploration activities on and in the vicinity of the Property; and

b)

until such time as the Option is exercised or otherwise terminates, it will not deal, or attempt to deal with its right, title and interest in and to the Property in any way that would or might affect the right of PFN to become absolutely vested in its undivided interest in and to the Property, free and clear of all liens, charges and encumbrances.

11.

COVENANTS OF PFN

11.01

PFN covenants and agrees with the Optionor that until the Option is exercised or otherwise terminates:

a)

PFN shall carry out and record or cause to be carried out all such assessment work upon the Property as may be required in order to maintain the Property in good standing at all times;

b)

PFN shall carry on all operations on the Property in a good and miner-like manner and in compliance with all state, provincial and federal laws;

c)

PFN shall, upon termination of this Option Agreement, leave the Property in a safe condition in compliance with environmental laws, safety laws, and Mining Act rules and regulations at that time;

d)

PFN shall allow the Optionor or any duly authorized agent or representative of the Optionor to inspect the Property at all reasonable times and upon giving PFN not less than 48 hours written notice; PROVIDED HOWEVER, that it is agreed and understood that the Optionor or any such agent or representative shall be at his own risk and PFN shall not be liable for any loss, damage or injury incurred by the Optionor or its agent or representative arising from its inspection of the Property, however caused;

e)

PFN shall allow the Optionor access at all reasonable times to all factual maps, reports, assay results, metallurgical or mineral processing data and other factual technical data prepared or obtained by PFN in connection with its operations on the Property; and

f)

PFN shall provide the Optionor with summary technical reports and an annual written report, with respect to its exploration of the Property and shall provide to Optionor copies of any and all documents filed by PFN relating to assessment filing on the Property.

12.

TERMINATION

12.01

This Option Agreement shall terminate upon PFN, not being at the time in default under any provision of this Option Agreement, giving thirty (30) days written notice to the Optionor of termination.

12.02

Notwithstanding paragraph 12.01, if PFN fails to make any payment or fails to do anything on or before the last day provided for such payment or performance under this Option Agreement, the Optionor may terminate this Option Agreement but only if:

a)

it shall first have given to PFN a written notice of failure containing particulars of the payment which PFN has not made or the act which PFN has not performed; and

b)

PFN has not, within 30 days following delivery of such notice, commenced proceedings to cure such failure by appropriate payment or performance (PFN hereby agreeing that should it so commence to cure any failure it will prosecute the same to its completion without undue delay within 60 days subject to Unavoidable Delays – (Article 16)

Should PFN fail to comply with the provisions of sub-paragraph 12.02(b), the Optionor may thereafter terminate this Option Agreement by written notice to PFN.

12.03

Upon termination of this Option Agreement, other than by way of PFN having vested with an interest in and to the Property, PFN shall turn over to the Optionor copies of all factual maps, reports, assay results and other factual data and documentation in its possession in connection with its operations on the Property.

12.04

Upon the termination of this Option Agreement, other than by way of PFN having earned an interest in and to the Property, PFN forfeits any and all interest in and to the Property hereunder and shall cease to be liable to the Optionor in debt, damages or otherwise save for the performance of those obligations which theretofore should have been performed, which obligations shall include mandated environmental and safety regulations on the Property.

12.05

Upon the termination of this Option Agreement, other than by way of PFN having earned an interest in and to the Property, PFN shall vacate the Property within a reasonable time after such termination, but shall have the right of access to the Property for a period of one (1) year thereafter for the purpose of removing its chattels, machinery, equipment and fixtures therefrom.  Any such property not removed by PFN within one (1) year following termination shall become the property of the Optionor, provided such property is not that of a third party, or of PFN and subject to a clean-up or site restoration order or requirement.

13.

INDEPENDENT ACTIVITIES

13.01

Except as expressly provided herein, each party shall have the free and unrestricted right to independently engage in and received the full benefit of any and all business endeavors of any sort whatsoever, whether or not competitive with the endeavors contemplated herein without consulting the other or inviting or allowing the other to participate therein.  No party shall be under any fiduciary or other duty to the other which will prevent it from engaging in or enjoying the benefits of competing endeavors within the general scope of the endeavors contemplated herein.  The legal doctrines of “corporate opportunity” sometimes applied to persons engaged in a joint venture of having fiduciary status shall not apply in the case of any party.  In particular, without limiting the foregoing, no party shall have an obligation to any other party as to:

a)

any opportunity to acquire, explore and develop any mining property, interest or right presently owned by it or offered to it outside of the Area of Interest; and

b)

the erection of any mining plant, mill, smelter or refinery, processing plant or industrial operation, located outside the Area of Interest, whether or not such mining plan, mill, smelter or refinery, processing plant or industrial operation treats or utilizes in any manner whatsoever, the metals, minerals, ores or concentrates from the Property.

14.

CONFIDENTIALITY OF INFORMATION

14.01

The Parties hereto shall treat all data, reports, records and other information relating to this Option Agreement and the Property as confidential.  While this Option Agreement is in effect, PFN may in its sole discretion make periodic press releases relating to its progress on the Property and will submit these to the Optionor at least 24 hours prior to release for comment and recommendations.

15.

ASSIGNMENT

15.01

PFN may assign any of its rights and obligations under this Option Agreement at any time provided the Optionor’s rights are not diminished in any manner. PFN may enter into agreements with other mining Companies at any time whereby the latter can earn a majority interest in the Property on terms which may include the assumption of one or more of PFN’s obligations under this Option Agreement.  Such interest will only be transferred when PFN vests with an interest.  PFN may accelerate its cash / share and exploration expenditures in order to vest earlier with an interest.  In the event a Major elects to participate in the Project, and subsequently vests with an interest in the property the Optionor and PFN will contribute to this interest in proportion to their existing  interests at this time. In the event that a Major elects to participate in the Project before PFN vests with a 50% interest,  PFN will issue PFN shares to the value of  Cdn $100,000 to the Optionor, within 15 days of the PFN becoming vested, or such amount which will result in having PFN having spent $ 1million in exploration expenditures. The shares will be issued at a price equivalent to the volume weighted 5 day average price preceeding the vesting date. PFN will receive 100% of the first US $60,000 received in cash payments from any third party agreement with subsequent payments divided equally between the Optionor and PFN.

16.

UNAVOIDABLE DELAYS

16.01

If any party should be delayed in or prevented from performing any of the terms, covenants, or conditions of this Option Agreement (other than the issuance of shares as set forth in Article 1 hereof) by reason of a cause beyond the control of such party, including floods, fires, earthquakes, subsidence, ground collapse or landslides, interruptions or delays in transportation or power supplies, strikes, lockouts, wars, acts of God, government regulations or interference, including but without limiting or restricting the generality of the foregoing, forest or highway closures or any other cause beyond such party’s control, then any such failure on the part of such party to so perform shall not be deemed to be a breach of this Option Agreement and the time within which such party is obliged to comply with any such term, covenant or condition, of this Option Agreement shall be extended by the total period of all such delays.  In order that the provisions of this article may become operative, such party shall give notice in writing to the other party, forthwith and for each new cause of delay or prevention and shall set out in such notice particulars of the cause thereof and the day upon which the same arose, and shall give notice forthwith following the date that such cause ceased to subsist.

17.

ARBITRATION

17.01

If there is any dispute, disagreement or controversy (hereinafter collectively called a “Dispute”) between the Parties with respect to any matter arising under this Option Agreement or the construction hereof, then the dispute shall be determined by arbitration and judgment upon the award rendered may be entered into any court having jurisdiction thereof.

The selection of the arbitrator shall be governed by the following procedures:

a)

the party on one side of the Dispute shall inform the other party by notice in writing of the names of three impartial and independent persons who are recognized experts in the area which is the subject matter of the Dispute; and

b)

the other party shall, within seven days of the receipt of the notice, inform the party on the other side of the Dispute the name of one of the so noted persons that it wishes to act as the sole arbitrator.

The arbitration shall be conducted in accordance with the rules of the Commercial Arbitration Act (British Columbia) and the decision of the arbitrator shall be made within 30 days following his being named, shall be based exclusively on the advancement of exploration, development and production work on the Property and not on the financial circumstances of the Parties.  The costs of arbitration shall be borne equally by the Parties to the Dispute unless otherwise determined by the Arbitrator in the award.

18.

REGULATORY APPROVALS AND CONDITIONS PRECEDENT

18.01

The Parties agree and acknowledge that the terms of this Option Agreement  are subject to regulatory approval.

19.

NOTICES

a.1

Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently give if expressly delivered by commercial courier service or if mailed by registered mail or sent by telegram, telex, facsimile or electronic transmission, addressed as follows:

In case of the Optionor:

The President: Freegold Ventures Limited

Attention:

Colin Bird

2303 West 41st Avenue

Vancouver, BC

V6M 2A3

Telephone:

604-685-1870

Facsimile:

604-685-6550

In case of PFN:

The President:

Harry Barr

2303 West 41st Avenue

Vancouver, BC

V6M 2A3

Telephone:

604-685-1870

Facsimile:

604-685-6550

And any such notice given as aforesaid shall be deemed to have been given to the Parties hereto if delivered by commercial courier service, when delivered, or if mailed, on the tenth business day following the date of mailing, or if telegraphed, telexed or sent by facsimile or electronic transmission, on the next succeeding day following the telegraphing, telexing, facsimile or electronic transmission thereof PROVIDED HOWEVER that during the period of any postal interruption in either the country of mailing or the country of delivery, any notice given hereunder by mail shall be deemed to have been give only as of the date of actual delivery of the same.  Any party may, from time to time by notice in writing, change its address for the purpose of this paragraph.

20.

GENERAL TERMS AND CONDITIONS

20.01

Time shall be of the essence of this Option Agreement.

20.02

Any titles to the articles to this Option Agreement shall not be deemed to form part of this Option Agreement but shall be regarded as having been used for convenience of reference only.

20.03

The schedules to this Option Agreement shall be construed with and interpreted as an integral part of this Option Agreement to the same extent as if they were set forth verbatim herein.

20.04

Wherever the singular or masculine are used throughout this Option Agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

20.05

The Parties hereto hereby covenant and agree that they will execute such further agreements, conveyances, assurances, instruments or other documents as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of this Option Agreement.

20.06

This Option Agreement shall represent the entire agreement between the Parties with respect to the subject matter of this Option Agreement and replaces and expressly supersedes any previous understandings, communications or agreement, either verbal or written that the Parties may have had with respect to the subject matter of this Option Agreement.  No representations or inducements have been made save as herein set forth.  No changes, alterations or modifications of this Option Agreement shall be binding upon either party until and unless a memorandum in writing to such effect shall have been signed by all parties hereto.

20.07

All reference to dollar amounts contained in this Option Agreement are references to Canadian funds unless expressly referred to as otherwise.

20.08

If any provision of this Option Agreement is unenforceable or invalid for any reason whatever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining provisions of this Option Agreement and such provisions shall be severable from the remainder of this Option Agreement.

20.09

This Option Agreement shall be governed by and interpreted in accordance with the laws in effect in the Province of British Columbia and the Parties hereto agree to attorn to the courts of the Province of British Columbia for the resolution of any disputes arising out of this Option Agreement.

20.10

This Option Agreement shall enure to the benefit of and be binding upon the Parties hereto and their, and each of their, respective heirs, administrators, successors and assigns as the case may be.

IN WITNESS WHEREOF this Option Agreement has been executed by the Parties hereto as of the 1st, day of October, 2002.

Freegold Ventures Limited

_____________________________________

_____________________________

Authorized signatory

Witness signature

_____________________________________

_____________________________

Print name and title

Print name

Freegold Recovery USA Inc.

_____________________________________

_____________________________

Authorized signatory

Witness signature

_____________________________________

_____________________________

Print name and title

Print name

Pacific North West Capital Corp.

_____________________________________

_____________________________

Authorized signatory

Witness signature

_____________________________________

_____________________________

Print name and title

Print name

SCHEDULE “A”

This Schedule “A” forms part of the Option Agreement between Freegold Ventures Limited and Freegold Recovery USA Inc.  and Pacific North West Capital Corp. of the second part dated October 1st, 2002.

The “Property”

The Property shall constitute those mineral claims located in South East Alaska, USA described below and shown on the accompanying map together with the area of interest:

No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
1	MB 1	Federal	Lode	20	70S	87E	30	82439	314	855
2	MB 2	Federal	Lode	20	70S	87E	30	82440	314	857
3	MB 3	Federal	Lode	20	70S	87E	29	82441	314	858
4	MB 4	Federal	Lode	20	70S	87E	30	82442	314	859
5	MB 5	Federal	Lode	20	70S	87E	30	82443	314	860
6	MB 6	Federal	Lode	20	70S	87E	29	82444	314	861
7	MB 7	Federal	Lode	20	70S	87E	19	82445	314	862
8	MB 8	Federal	Lode	20	70S	87E	19	82446	314	863
9	MB 9	Federal	Lode	20	70S	87E	20	82447	314	864
10	MB 10	Federal	Lode	20	70S	87E	19	82448	314	865
11	MB 11	Federal	Lode	20	70S	87E	19	82449	314	866
12	MB 12	Federal	Lode	20	70S	87E	20	82450	314	867
13	MB 13	Federal	Lode	20	70S	87E	19	82451	314	868
14	MB 14	Federal	Lode	20	70S	87E	19	82452	314	869
15	MB 15	Federal	Lode	20	70S	87E	20	82453	314	870
16	MB 16	Federal	Lode	20	70S	87E	19	82454	314	871
17	MB 17	Federal	Lode	20	70S	87E	19	82455	314	872
18	MB 18	Federal	Lode	20	70S	87E	20	82456	314	873
19	MB 19	Federal	Lode	20	70S	87E	19	82457	314	874
20	MB 20	Federal	Lode	20	70S	87E	19	82458	314	875
21	MB 21	Federal	Lode	20	70S	87E	20	82459	314	876
22	MB 22	Federal	Lode	20	70S	87E	19	82460	314	877
23	MB 23	Federal	Lode	20	70S	87E	19	82461	314	878
24	MB 24	Federal	Lode	20	70S	87E	20	82462	314	879
25	MB 25	Federal	Lode	20	70S	87E	19	82463	314	880
26	MB 26	Federal	Lode	20	70S	87E	19	82464	314	881
27	MB 27	Federal	Lode	20	70S	87E	20	82465	314	882
28	MB 28	Federal	Lode	20	70S	87E	20	82466	314	883
29	MB 29	Federal	Lode	20	70S	87E	20	82467	314	884
30	MB 30	Federal	Lode	20	70S	87E	20	82468	314	885
31	MB 31	Federal	Lode	20	70S	87E	19	82469	314	886
32	MB 32	Federal	Lode	20	70S	87E	19	82470	314	887
33	MB 33	Federal	Lode	20	70S	87E	20	82471	314	888
34	MB 34	Federal	Lode	20	70S	87E	20	82472	314	889
35	MB 35	Federal	Lode	20	70S	87E	20	82473	314	890
36	MB 36	Federal	Lode	20	70S	87E	20	82474	314	891
No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
37	MB 37	Federal	Lode	20	70S	87E	19	82475	314	892
38	MB 38	Federal	Lode	20	70S	87E	19	82476	314	893
39	MB 39	Federal	Lode	20	70S	87E	20	82477	314	894
40	MB 40	Federal	Lode	20	70S	87E	20	82478	314	895
41	MB 41	Federal	Lode	20	70S	87E	20	82479	314	896
42	MB 42	Federal	Lode	20	70S	87E	20	82480	314	897
43	UB 1	Federal	Lode	20	70S	87E	29	82481	314	898
44	UB 2	Federal	Lode	20	70S	87E	28	82482	314	900
45	UB 3	Federal	Lode	20	70S	87E	28	82483	314	901
46	UB 4	Federal	Lode	20	70S	87E	28	82484	314	902
47	UB 5	Federal	Lode	20	70S	87E	28	82485	314	903
48	UB 6	Federal	Lode	20	70S	87E	29	82486	314	904
49	UB 7	Federal	Lode	20	70S	87E	28	82487	314	905
50	UB 8	Federal	Lode	20	70S	87E	28	82488	314	906
51	UB 9	Federal	Lode	20	70S	87E	28	82489	314	907
52	UB 10	Federal	Lode	20	70S	87E	28	82490	314	908
53	UB 11	Federal	Lode	20	70S	87E	29	82491	314	909
54	UB 12	Federal	Lode	20	70S	87E	28	82492	314	910
55	UB 13	Federal	Lode	20	70S	87E	28	82493	314	911
56	UB 14	Federal	Lode	20	70S	87E	28	82494	314	912
57	UB 15	Federal	Lode	20	70S	87E	28	82495	314	913
58	UB 16	Federal	Lode	20	70S	87E	29	82496	314	914
59	UB 17	Federal	Lode	20	70S	87E	29	82497	314	915
60	UB 18	Federal	Lode	20	70S	87E	28	82498	314	916
61	UB 19	Federal	Lode	20	70S	87E	28	82499	314	917
62	UB 20	Federal	Lode	20	70S	87E	28	82500	314	918
63	UB 21	Federal	Lode	20	70S	87E	28	82501	314	919
64	UB 22	Federal	Lode	20	70S	87E	29	82502	314	920
65	UB 23	Federal	Lode	20	70S	87E	29	82503	314	921
66	UB 24	Federal	Lode	20	70S	87E	28	82504	314	922
67	UB 25	Federal	Lode	20	70S	87E	28	82505	314	923
68	UB 26	Federal	Lode	20	70S	87E	28	82506	314	924
69	UB 27	Federal	Lode	20	70S	87E	28	82507	314	925
70	UB 28	Federal	Lode	20	70S	87E	29	82508	314	926
71	UB 29	Federal	Lode	20	70S	87E	29	82509	314	927
72	UB 30	Federal	Lode	20	70S	87E	28	82510	314	928
73	UB 31	Federal	Lode	20	70S	87E	28	82511	314	929
74	UB 32	Federal	Lode	20	70S	87E	28	82512	314	930
75	UB 33	Federal	Lode	20	70S	87E	28	82513	314	931
76	UB 34	Federal	Lode	20	70S	87E	29	82514	314	932
77	UB 35	Federal	Lode	20	70S	87E	29	82515	314	933
78	UB 36	Federal	Lode	20	70S	87E	28	82516	314	934
79	UB 37	Federal	Lode	20	70S	87E	28	82517	314	935
80	UB 38	Federal	Lode	20	70S	87E	28	82518	314	936
81	UB 39	Federal	Lode	20	70S	87E	28	82519	314	937
82	UB 40	Federal	Lode	20	70S	87E	29	82520	314	938
83	UB 41	Federal	Lode	20	70S	87E	29	82521	314	939
84	UB 42	Federal	Lode	20	70S	87E	28	82522	314	940
No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
85	UB 43	Federal	Lode	20	70S	87E	28	82523	314	941
86	UB 44	Federal	Lode	20	70S	87E	28	82524	314	942
87	UB 45	Federal	Lode	20	70S	87E	28	82525	314	943
88	UB 46	Federal	Lode	20	70S	87E	27	82526	314	944
89	UB 47	Federal	Lode	20	70S	87E	27	82527	314	945
90	UB 48	Federal	Lode	20	70S	87E	27	82528	314	946
91	UB 49	Federal	Lode	20	70S	87E	20	82529	314	947
92	UB 50	Federal	Lode	20	70S	87E	20	82530	314	948
93	UB 51	Federal	Lode	20	70S	87E	20	82531	314	949
94	UB 52	Federal	Lode	20	70S	87E	21	82532	314	950
95	UB 53	Federal	Lode	20	70S	87E	21	82533	314	951
96	UB 54	Federal	Lode	20	70S	87E	21	82534	314	952
97	UB 55	Federal	Lode	20	70S	87E	22	82535	314	953
98	UB 56	Federal	Lode	20	70S	87E	22	82536	314	954
99	UB 57	Federal	Lode	20	70S	87E	22	82537	314	955
100	UB 58	Federal	Lode	20	70S	87E	20	82538	314	956
101	UB 59	Federal	Lode	20	70S	87E	20	82539	314	957
102	UB 60	Federal	Lode	20	70S	87E	20	82540	314	958
103	UB 61	Federal	Lode	20	70S	87E	21	82541	314	959
104	UB 62	Federal	Lode	20	70S	87E	21	82542	314	960
105	UB 63	Federal	Lode	20	70S	87E	21	82543	314	961
106	UB 64	Federal	Lode	20	70S	87E	22	82544	314	962
107	UB 65	Federal	Lode	20	70S	87E	22	82545	314	963
108	UB 66	Federal	Lode	20	70S	87E	22	82546	314	964
109	UB 67	Federal	Lode	20	70S	87E	20	82547	314	965
110	UB 68	Federal	Lode	20	70S	87E	20	82548	314	966
111	UB 69	Federal	Lode	20	70S	87E	20	82549	314	967
112	UB 70	Federal	Lode	20	70S	87E	21	82550	314	968
113	UB 71	Federal	Lode	20	70S	87E	21	82551	314	969
114	UB 72	Federal	Lode	20	70S	87E	21	82552	314	970
115	UB 73	Federal	Lode	20	70S	87E	22	82553	314	971
116	UB 74	Federal	Lode	20	70S	87E	22	82554	314	972
117	UB 75	Federal	Lode	20	70S	87E	22	82555	314	973
118	UB 76	Federal	Lode	20	70S	87E	20	82556	314	974
119	UB 77	Federal	Lode	20	70S	87E	20	82557	314	975
120	UB 78	Federal	Lode	20	70S	87E	20	82558	314	976
121	UB 79	Federal	Lode	20	70S	87E	21	82559	314	977
122	UB 80	Federal	Lode	20	70S	87E	21	82560	314	978
123	UB 81	Federal	Lode	20	70S	87E	21	82561	314	979
124	UB 82	Federal	Lode	20	70S	87E	22	82562	314	980
125	UB 83	Federal	Lode	20	70S	87E	22	82563	314	981
126	UB 84	Federal	Lode	20	70S	87E	22	82564	314	982
127	UB 85	Federal	Lode	20	70S	87E	20	82565	314	983
128	UB 86	Federal	Lode	20	70S	87E	20	82566	314	984
129	UB 87	Federal	Lode	20	70S	87E	20	82567	314	985
130	UB 88	Federal	Lode	20	70S	87E	21	82568	314	986
131	UB 89	Federal	Lode	20	70S	87E	21	82569	314	987
132	UB 90	Federal	Lode	20	70S	87E	21	82570	314	988
No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
133	UB 91	Federal	Lode	20	70S	87E	22	82571	314	989
134	UB 92	Federal	Lode	20	70S	87E	22	82572	314	990
135	UB 93	Federal	Lode	20	70S	87E	22	82573	314	991
136	UB 94	Federal	Lode	20	70S	87E	20	82574	314	992
137	UB 95	Federal	Lode	20	70S	87E	20	82575	314	993
138	UB 96	Federal	Lode	20	70S	87E	20	82576	314	994
139	UB 97	Federal	Lode	20	70S	87E	21	82577	314	995
140	UB 98	Federal	Lode	20	70S	87E	21	82578	314	996
141	UB 99	Federal	Lode	20	70S	87E	21	82579	314	997
142	UB 100	Federal	Lode	20	70S	87E	22	82580	314	998
143	UB 101	Federal	Lode	20	70S	87E	22	82581	314	999
144	UB 102	Federal	Lode	20	70S	87E	22	82582	315	1
145	UB 103	Federal	Lode	20	70S	87E	22	82583	315	2
146	UB 104	Federal	Lode	20	70S	87E	22	82584	315	3
147	UB 105	Federal	Lode	20	70S	87E	22	82585	315	4
148	UB 106	Federal	Lode	20	70S	87E	27	82719	318	489
149	UB 107	Federal	Lode	20	70S	87E	27	82720	318	490
150	UB 108	Federal	Lode	20	70S	87E	27	82721	318	491
151	UB 109	Federal	Lode	20	70S	87E	27	82722	318	492
152	UB 110	Federal	Lode	20	70S	87E	27	82723	318	493
153	UB 111	Federal	Lode	20	70S	87E	27	82724	318	494
154	UB 112	Federal	Lode	20	70S	87E	27	82725	318	495
155	UB 113	Federal	Lode	20	70S	87E	27	82726	318	496
156	UB 114	Federal	Lode	20	70S	87E	27	82727	318	497
157	UB 115	Federal	Lode	20	70S	87E	27	82728	318	498
158	UB 116	Federal	Lode	20	70S	87E	27	82729	318	499
159	UB 117	Federal	Lode	20	70S	87E	27	82730	318	500
160	UB 118	Federal	Lode	20	70S	87E	27	82731	318	501
161	UB 119	Federal	Lode	20	70S	87E	27	82732	318	502
162	UB 120	Federal	Lode	20	70S	87E	27	82733	318	503
163	UB 121	Federal	Lode	20	70S	87E	27	82734	318	504
164	UB 122	Federal	Lode	20	70S	87E	27	82735	318	505
165	UB 123	Federal	Lode	20	70S	87E	27	82736	318	506
166	UB 124	Federal	Lode	20	70S	87E	27	82737	318	507
167	UB 125	Federal	Lode	20	70S	87E	27	82738	318	509
168	UB 126	Federal	Lode	20	70S	87E	27	82739	318	510
169	QTUBL 1	Federal	Lode	18	70S	87E	21	82988	326	431
170	QTUBL 2	Federal	Lode	18	70S	87E	21	82989	326	434
171	QTUBL 3	Federal	Lode	18	70S	87E	21	82990	326	435
172	QTUBL 4	Federal	Lode	8	70S	87E	21	82991	326	436
173	QTUBL 5	Federal	Lode	18	70S	87E	21	82992	326	437
174	QTUBL 6	Federal	Lode	18	70S	87E	21	82993	326	438
175	QTUBL 7	Federal	Lode	18	70S	87E	21	82994	326	439
176	QTUBL 8	Federal	Lode	18	70S	87E	21	82995	326	440
177	QTUBL 9	Federal	Lode	18	70S	87E	22	82996	326	441
178	QTUBL 10	Federal	Lode	18	70S	87E	21	82997	326	442
179	QTUBL 11	Federal	Lode	18	70S	87E	21	82998	326	443
180	QTUBL 12	Federal	Lode	18	70S	87E	21	82999	326	444
No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
181	QTUBL 13	Federal	Lode	18	70S	87E	21	83000	326	445
182	QTUBL 14	Federal	Lode	18	70S	87E	22	83001	326	446
183	QTUBL 15	Federal	Lode	18	70S	87E	16	83002	326	447
184	QTUBL 16	Federal	Lode	18	70S	87E	16	83003	326	448
185	QTUBL 17	Federal	Lode	18	70S	87E	16	83004	326	449
186	QTUBL 18	Federal	Lode	18	70S	87E	16	83005	326	450
187	QTUBL 19	Federal	Lode	18	70S	87E	15	83006	326	451
188	QTUBL 20	Federal	Lode	18	70S	87E	15	83007	326	452
189	QTUBL 21	Federal	Lode	18	70S	87E	16	83008	326	453
190	QTUBL 22	Federal	Lode	18	70S	87E	16	83009	326	454
191	QTUBL 23	Federal	Lode	18	70S	87E	16	83010	326	455
192	QTUBL 24	Federal	Lode	18	70S	87E	16	83011	326	456
193	QTUBL 25	Federal	Lode	18	70S	87E	15	83012	326	457
194	QTUBL 26	Federal	Lode	18	70S	87E	15	83013	326	458
195	QTUBL 27	Federal	Lode	18	70S	87E	16	83014	326	459
196	QTUBL 28	Federal	Lode	18	70S	87E	16	83015	326	460
197	QTUBL 29	Federal	Lode	18	70S	87E	16	83016	326	461
198	QTUBL 30	Federal	Lode	18	70S	87E	16	83017	326	462
199	QTUBL 31	Federal	Lode	18	70S	87E	15	83018	326	463
200	QTUBL 32	Federal	Lode	18	70S	87E	15	83019	326	464
201	QTUBL 33	Federal	Lode	18	70S	87E	16	83020	326	465
202	QTUBL 34	Federal	Lode	18	70S	87E	16	83021	326	466
203	QTUBL 35	Federal	Lode	18	70S	87E	16	83022	326	467
204	QTUBL 36	Federal	Lode	18	70S	87E	16	83023	326	468
205	QTUBL 37	Federal	Lode	18	70S	87E	15	83024	326	469
206	QTUBL 38	Federal	Lode	18	70S	87E	16	83025	326	470
207	QTUBL 39	Federal	Lode	18	70S	87E	16	83026	326	471
208	QTUBL 40	Federal	Lode	18	70S	87E	16	83027	326	472
209	QTUBL 41	Federal	Lode	18	70S	87E	16	83028	326	473
210	QTUBL 42	Federal	Lode	18	70S	87E	15	83029	326	474
211	QTUBL 43	Federal	Lode	20	70S	87E	26	83030	326	475
212	QTUBL 44	Federal	Lode	20	70S	87E	26	83031	326	476
213	QTUBL 45	Federal	Lode	20	70S	87E	26	83032	326	477
214	QTUBL 46	Federal	Lode	20	70S	87E	22	83033	326	478
215	QTUBL 47	Federal	Lode	20	70S	87E	23	83034	326	479
216	QTUBL 48	Federal	Lode	20	70S	87E	23	83035	326	480
217	QTUBL 49	Federal	Lode	20	70S	87E	22	83036	326	481
218	QTUBL 50	Federal	Lode	20	70S	87E	23	83037	326	482
219	QTUBL 51	Federal	Lode	20	70S	87E	23	83038	326	483
220	QTUBL 52	Federal	Lode	20	70S	87E	22	83039	326	484
221	QTUBL 53	Federal	Lode	20	70S	87E	23	83040	326	485
222	QTUBL 54	Federal	Lode	20	70S	87E	23	83041	326	486
223	QTUBL 55	Federal	Lode	20	70S	87E	22	83042	326	487
224	QTUBL 56	Federal	Lode	20	70S	87E	23	83043	326	488
225	QTUBL 57	Federal	Lode	20	70S	87E	23	83044	326	489
226	QTUBL 58	Federal	Lode	20	70S	87E	22	83045	326	490
227	QTUBL 59	Federal	Lode	20	70S	87E	23	83046	326	491
228	QTUBL 60	Federal	Lode	20	70S	87E	23	83047	326	492

No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
229	QTUBL 61	Federal	Lode	20	70S	87E	22	83048	326	493
230	QTUBL 62	Federal	Lode	20	70S	87E	23	83049	326	494
231	QTUBL 63	Federal	Lode	20	70S	87E	23	83050	326	495
232	QTUBL 64	Federal	Lode	20	70S	87E	22	83051	326	496
233	QTUBL 65	Federal	Lode	20	70S	87E	23	83052	326	497
234	QTUBL 66	Federal	Lode	20	70S	87E	23	83053	326	498
235	QTUBL 67	Federal	Lode	12	70S	87E	22	83054	326	499
236	QTUBL 68	Federal	Lode	20	70S	87E	22	83055	326	500
237	QTUBL 69	Federal	Lode	20	70S	87E	22	83056	326	501
238	QTUBL 70	Federal	Lode	20	70S	87E	23	83057	326	502
239	QTUBL 71	Federal	Lode	20	70S	87E	23	83058	326	503
240	QTUBL 72	Federal	Lode	12	70S	87E	22	83059	326	504
241	QTUBL 73	Federal	Lode	20	70S	87E	22	83060	326	505
242	QTUBL 74	Federal	Lode	20	70S	87E	22	83061	326	506
243	QTUBL 75	Federal	Lode	20	70S	87E	23	83062	326	507
244	QTUBL 76	Federal	Lode	20	70S	87E	23	83063	326	508
245	QTUBL 77	Federal	Lode	20	70S	86E	26	83064	326	509
246	QTUBL 78	Federal	Lode	20	70S	86E	26	83065	326	510
247	QTUBL 79	Federal	Lode	20	70S	86E	25	83066	326	511
248	QTUBL 80	Federal	Lode	20	70S	86E	25	83067	326	512
249	QTUBL 81	Federal	Lode	20	70S	86E	25	83068	326	513
250	QTUBL 82	Federal	Lode	20	70S	86E	25	83069	326	514
251	QTUBL 83	Federal	Lode	20	70S	87E	30	83070	326	515
252	QTUBL 84	Federal	Lode	20	70S	86E	26	83071	326	516
253	QTUBL 85	Federal	Lode	20	70S	86E	26	83072	326	517
254	QTUBL 86	Federal	Lode	20	70S	86E	25	83073	326	518
255	QTUBL 87	Federal	Lode	20	70S	86E	25	83074	326	519
256	QTUBL 88	Federal	Lode	20	70S	86E	25	83075	326	520
257	QTUBL 89	Federal	Lode	20	70S	86E	25	83076	326	521
258	QTUBL 90	Federal	Lode	20	70S	87E	30	83077	326	522
259	QTUBL 91	Federal	Lode	20	70S	86E	26	83078	326	523
260	QTUBL 92	Federal	Lode	20	70S	86E	26	83079	326	524
261	QTUBL 93	Federal	Lode	20	70S	86E	25	83080	326	525
262	QTUBL 94	Federal	Lode	20	70S	86E	25	83081	326	526
263	QTUBL 95	Federal	Lode	20	70S	86E	25	83082	326	527
264	QTUBL 96	Federal	Lode	20	70S	86E	25	83083	326	528
265	QTUBL 97	Federal	Lode	20	70S	87E	30	83084	326	529
266	QTUBL 98	Federal	Lode	20	70S	86E	26	83085	326	530
267	QTUBL 99	Federal	Lode	20	70S	86E	26	83086	326	531
268	QTUBL 100	Federal	Lode	20	70S	86E	25	83087	326	532
269	QTUBL 101	Federal	Lode	20	70S	86E	25	83088	326	533
270	QTUBL 102	Federal	Lode	20	70S	86E	25	83089	326	534
271	QTUBL 103	Federal	Lode	20	70S	86E	25	83090	326	535
272	QTUBL 104	Federal	Lode	20	70S	87E	30	83091	326	536
273	QTUBL 105	Federal	Lode	20	70S	86E	26	83092	326	537
274	QTUBL 106	Federal	Lode	20	70S	86E	26	83093	326	538
275	QTUBL 107	Federal	Lode	20	70S	86E	25	83094	326	539
No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
276	QTUBL 108	Federal	Lode	20	70S	86E	25	83095	326	540
277	QTUBL 109	Federal	Lode	20	70S	86E	25	83096	326	541
278	QTUBL 110	Federal	Lode	20	70S	86E	25	83097	326	542
279	QTUBL 111	Federal	Lode	20	70S	87E	30	83098	326	543
280	QTUBL 112	Federal	Lode	20	70S	86E	25	83099	326	544
281	QTUBL 113	Federal	Lode	20	70S	86E	25	83100	326	545
282	QTUBL 114	Federal	Lode	20	70S	86E	25	83101	326	546
283	QTUBL 115	Federal	Lode	20	70S	86E	25	83102	326	547
284	QTUBL 116	Federal	Lode	20	70S	87E	30	83103	326	548
285	QTUBL 117	Federal	Lode	20	70S	86E	25	83104	326	549
286	QTUBL 118	Federal	Lode	20	70S	86E	25	83105	326	550
287	QTUBL 119	Federal	Lode	20	70S	86E	25	83106	326	551
288	QTUBL 120	Federal	Lode	20	70S	86E	25	83107	326	552
289	QTUBL 121	Federal	Lode	20	70S	87E	30	83108	326	553
290	QTUBL 122	Federal	Lode	20	70S	86E	25	83109	326	554
291	QTUBL 123	Federal	Lode	20	70S	86E	25	83110	326	555
292	QTUBL 124	Federal	Lode	20	70S	86E	25	83111	326	556
293	QTUBL 125	Federal	Lode	20	70S	86E	25	83112	326	557
294	QTUBL 126	Federal	Lode	20	70S	87E	30	83113	326	558
295	QTUBL 127	Federal	Lode	20	70S	86E	23	83114	326	559
296	QTUBL 128	Federal	Lode	20	70S	86E	24	83115	326	560
297	QTUBL 129	Federal	Lode	20	70S	86E	24	83116	326	561
298	QTUBL 130	Federal	Lode	20	70S	86E	24	83117	326	562
299	QTUBL 131	Federal	Lode	20	70S	87E	19	83118	326	563
300	QTUBL 132	Federal	Lode	20	70S	86E	24	83119	326	564
301	QTUBL 133	Federal	Lode	20	70S	86E	24	83120	326	565
302	QTUBL 134	Federal	Lode	20	70S	86E	24	83121	326	566
303	QTUBL 135	Federal	Lode	20	70S	87E	19	83122	326	567
304	QTUBL 137	Federal	Lode	20	70S	86E	24	83124	326	569
305	QTUBL 138	Federal	Lode	20	70S	86E	24	83125	326	570
306	QTUBL 139	Federal	Lode	20	70S	87E	19	83126	326	571
307	QTUBL 141	Federal	Lode	20	70S	86E	24	83128	326	573
308	QTUBL 142	Federal	Lode	20	70S	86E	24	83129	326	574
309	QTUBL 143	Federal	Lode	20	70S	87E	19	83130	326	575
310	QTUBL 145	Federal	Lode	20	70S	86E	24	83132	326	577
311	QTUBL 146	Federal	Lode	20	70S	86E	24	83133	326	578
312	QTUBL 147	Federal	Lode	20	70S	86E	24	83134	326	579
313	QTUBL 148	Federal	Lode	20	70S	87E	19	83135	326	580
314	QTUBL 149	Federal	Lode	20	70S	86E	23	83136	326	581
315	QTUBL 150	Federal	Lode	20	70S	86E	24	83137	326	582
316	QTUBL 151	Federal	Lode	20	70S	86E	24	83138	326	583
317	QTUBL 152	Federal	Lode	20	70S	86E	24	83139	326	584
318	QTUBL 153	Federal	Lode	20	70S	87E	19	83140	326	585
319	QTUBL 154	Federal	Lode	20	70S	86E	23	83141	326	586
320	QTUBL 155	Federal	Lode	20	70S	86E	24	83142	326	587
321	QTUBL 156	Federal	Lode	20	70S	86E	24	83143	326	588
322	QTUBL 157	Federal	Lode	20	70S	86E	24	83144	326	589
323	QTUBL 158	Federal	Lode	20	70S	87E	19	83145	326	590
No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
324	QTUBL 159	Federal	Lode	20	70S	86E	23	83146	326	591
325	QTUBL 160	Federal	Lode	20	70S	86E	24	83147	326	592
326	QTUBL 161	Federal	Lode	20	70S	86E	24	83148	326	593
327	QTUBL 162	Federal	Lode	20	70S	86E	24	83149	326	594
328	QTUBL 163	Federal	Lode	20	70S	87E	19	83150	326	595
329	QTUBL 164	Federal	Lode	20	70S	86E	23	83151	326	596
330	QTUBL 165	Federal	Lode	20	70S	86E	24	83152	326	597
331	QTUBL 166	Federal	Lode	20	70S	86E	24	83153	326	598
332	QTUBL 167	Federal	Lode	20	70S	86E	24	83154	326	599
333	QTUBL 168	Federal	Lode	20	70S	87E	19	83155	326	600
334	QTUBL 172	Federal	Lode	20	70S	86E	26	83159	326	604
335	QTUBL 173	Federal	Lode	9	70S	86E	26	83160	326	605
336	QTUBL 169	Federal	Lode	15	70S	86E	23	83156	326	601
337	QTUBL 170	Federal	Lode	20	70S	86E	26	83157	326	602
338	QTUBL 171	Federal	Lode	20	70S	86E	26	83158	326	603
339	QTUBL 175	Federal	Lode	18	70S	86E	23	83162	326	607
340	QTUBL 174	Federal	Lode	1	70S	86E	23	83161	326	606
341	QTUBL 144	Federal	Lode	18	70S	86E	23	83131	326	576
342	QTUBL 179	Federal	Lode	15	70S	86E	23	83166	326	611
343	QTUBL 178	Federal	Lode	9	70S	86E	23	83165	326	610
344	QTUBL 181	Federal	Lode	20	70S	86E	23	83168	326	613
345	QTUBL 180	Federal	Lode	11	70S	86E	23	83167	326	612
346	QTUBL 177	Federal	Lode	3	70S	86E	24	83164	326	609
347	QTUBL 140	Federal	Lode	20	70S	86E	24	83127	326	572
348	QTUBL 136	Federal	Lode	20	70S	86E	24	83123	326	568
349	QTUBL 176	Federal	Lode	1	70S	86E	24	83163	326	608
350	QTUBP 1	Federal	Placer	18	70S	87E	21	82946	326	387
351	QTUBP 2	Federal	Placer	18	70S	87E	21	82947	326	390
352	QTUBP 3	Federal	Placer	18	70S	87E	21	82948	326	391
353	QTUBP 4	Federal	Placer	8	70S	87E	21	82949	326	392
354	QTUBP 5	Federal	Placer	18	70S	87E	21	82950	326	393
355	QTUBP 6	Federal	Placer	18	70S	87E	21	82951	326	394
356	QTUBP 7	Federal	Placer	18	70S	87E	21	82952	326	395
357	QTUBP 8	Federal	Placer	18	70S	87E	21	82953	326	396
358	QTUBP 9	Federal	Placer	18	70S	87E	22	82954	326	397
359	QTUBP 10	Federal	Placer	18	70S	87E	21	82955	326	398
360	QTUBP 11	Federal	Placer	18	70S	87E	21	82956	326	399
361	QTUBP 12	Federal	Placer	18	70S	87E	21	82957	326	400
362	QTUBP 13	Federal	Placer	18	70S	87E	21	82958	326	401
363	QTUBP 14	Federal	Placer	18	70S	87E	22	82959	326	402
364	QTUBP 15	Federal	Placer	18	70S	87E	16	82960	326	403
365	QTUBP 16	Federal	Placer	18	70S	87E	16	82961	326	404
366	QTUBP 17	Federal	Placer	18	70S	87E	16	82962	326	405
367	QTUBP 18	Federal	Placer	18	70S	87E	16	82963	326	406
368	QTUBP 19	Federal	Placer	18	70S	87E	15	82964	326	407
369	QTUBP 20	Federal	Placer	18	70S	87E	15	82965	326	408
370	QTUBP 21	Federal	Placer	18	70S	87E	16	82966	326	409
371	QTUBP 22	Federal	Placer	18	70S	87E	16	82967	326	410
No.	Name	Fed/State	Type	Acres	Township	Range	Section	AA/ADL #	Book	Page
372	QTUBP 23	Federal	Placer	18	70S	87E	16	82968	326	411
373	QTUBP 24	Federal	Placer	18	70S	87E	16	82969	326	412
374	QTUBP 25	Federal	Placer	18	70S	87E	15	82970	326	413
375	QTUBP 26	Federal	Placer	18	70S	87E	15	82971	326	414
376	QTUBP 27	Federal	Placer	18	70S	87E	16	82972	326	415
377	QTUBP 28	Federal	Placer	18	70S	87E	16	82973	326	416
378	QTUBP 29	Federal	Placer	18	70S	87E	16	82974	326	417
379	QTUBP 30	Federal	Placer	18	70S	87E	16	82975	326	418
380	QTUBP 31	Federal	Placer	18	70S	87E	15	82976	326	419
381	QTUBP 32	Federal	Placer	18	70S	87E	15	82977	326	420
382	QTUBP 33	Federal	Placer	18	70S	87E	16	82978	326	421
383	QTUBP 34	Federal	Placer	18	70S	87E	16	82979	326	422
384	QTUBP 35	Federal	Placer	18	70S	87E	16	82980	326	423
385	QTUBP 36	Federal	Placer	18	70S	87E	16	82981	326	424
386	QTUBP 37	Federal	Placer	18	70S	87E	15	82982	326	425
387	QTUBP 38	Federal	Placer	18	70S	87E	16	82983	326	426
388	QTUBP 39	Federal	Placer	18	70S	87E	16	82984	326	427
389	QTUBP 40	Federal	Placer	18	70S	87E	16	82985	326	428
390	QTUBP 41	Federal	Placer	18	70S	87E	16	82986	326	429
391	QTUBP 42	Federal	Placer	18	70S	87E	15	82987	326	430
1	QTUBST 1	State	Both	40	70S	86E	14	604428	325	53
2	QTUBST 2	State	Both	40	70S	86E	14	604429	325	55
3	QTUBST 3	State	Both	40	70S	86E	14	604430	325	56
4	QTUBST 4	State	Both	40	70S	86E	14	604431	325	57
5	QTUBST 5	State	Both	40	70S	86E	14	604432	325	58
6	QTUBST 6	State	Both	40	70S	86E	13	604576	329	35

SCHEDULE “A” (PART 2)

Block Name	# Lode Claims	# Placer Claims	# State Claims

UB Group	126	0	0
MB Group	42	0	0
East	34	0	0
Central	55	42	0
West	92	0	6

Totals	349	42	6